UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

to

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2014 (December 23, 2014)

American Realty Capital - Retail Centers of America, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-55198	27-3279039
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 14th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant's telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

American Realty Capital — Retail Centers of America, Inc. (the "Company") previously filed a Current Report on Form 8-K on December 30, 2014 (the "Original Form 8-K") reporting its acquisition of the fee simple interest in a retail lifestyle center known as The Shops at West End located in St. Louis Park, Minnesota ("West End") on December 23, 2014. This Amended Current Report on Form 8-K/A is being filed solely for the purposes of amending the Original Form 8-K to provide (i) the financial information related to such acquisition as required by Item 9.01 and (ii) certain additional information with respect to such acquisition.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The following two paragraphs are added to the end of the disclosure under Item 2.01 of the Original Form 8-K.

In evaluating West End as a potential acquisition and determining the appropriate amount of consideration to be paid, the Company considered a variety of factors including: location; demographics; credit quality of the tenants; duration of the in-place leases; strong occupancy and the fact that the overall rental rates are comparable to market rates; expenses; utility rates; ad valorem tax rates; maintenance expenses; the level of competition in the rental market; and the lack of required capital improvements.

The Company believes that West End is well located, has acceptable roadway access and is well maintained. West End is subject to competition from similar properties within its respective market area, and the economic performance of the tenants at West End could be affected by changes in local economic conditions. The Company did not consider any other factors material or relevant to the decision to acquire West End, nor, after reasonable inquiry, is the Company aware of any material factors other than those discussed above that would cause the reported financial information not to be necessarily indicative of future operating results.

Item 9.01. Financial Statements and Exhibits.

Report of Independent Certified Public Accounting Firm

Stockholders and Board of Directors
American Realty Capital - Retail Centers of America, Inc.

We have audited the accompanying statement of revenues and certain expenses (the "statement") of The Shops at West End, formerly owned by AD West End LLC, for the year ended December 31, 2013, and the related notes to the statement.

Management's Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of this statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement that is free from material misstatement, whether due to fraud or error.

Auditors' Responsibility
Our responsibility is to express an opinion on the statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion
In our opinion, the statement referred to above presents fairly, in all material respects, the revenues and certain expenses as described in Note 1 to the statement of The Shops at West End for the year ended December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

Emphasis of a Matter
The accompanying statement was prepared for the purpose of complying with the rules and regulations of U.S. Securities and Exchange Commission and for inclusion in a Form 8-K/A of American Realty Capital - Retail Centers of America, Inc. as described in Note 1 to the statement, and is not intended to be a complete presentation of The Shops at West End's revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ WEISERMAZARS LLP

Fort Washington, Pennsylvania

March 11, 2015

THE SHOPS AT WEST END

STATEMENTS OF REVENUES AND CERTAIN EXPENSES
(In thousands)

	Nine Months Ended	Year Ended
	September 30, 2014	December 31, 2013
	(Unaudited)
Revenues:
Rental income	$6,385	$8,479
Operating expense reimbursements	2,442	3,318
Total revenues	8,827	11,797

Certain expenses:
Property operating	2,136	2,321
Real estate taxes	2,363	2,956
Insurance	132	174
Total certain expenses	4,631	5,451

Revenues in excess of certain expenses	$4,196	$6,346

The accompanying notes are an integral part of these Statements of Revenues and Certain Expenses.

THE SHOPS AT WEST END

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
(References to amounts for the nine months ended September 30, 2014 are unaudited)

1. Background and Basis of Presentation

The accompanying Statements of Revenues and Certain Expenses ("Historical Summary") include the operations of the fee simple interest in a retail lifestyle center known as The Shops at West End located in St. Louis Park, Minnesota ("West End") for the year ended December 31, 2013 and the nine months ended September 30, 2014. American Realty Capital - Retail Centers of America, Inc. (the "Company") completed its acquisition of West End from an unaffiliated third party, AD West End, LLC (the "Seller"), through a wholly owned subsidiary of its operating partnership on December 23, 2014 for $117.1 million, excluding closing costs.

The accompanying Historical Summary has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the U.S. Securities and Exchange Commission (the "SEC"), which requires that certain information with respect to real estate operations be included with certain SEC filings. An audited statement of revenues and certain expenses is being presented for the most recent fiscal year available instead of the three most recent years based in part on the following factors: (a) West End was acquired from an unaffiliated party; and (b) based on due diligence of West End performed by the Company, management is not aware of any material factors relating to West End that would cause this financial information not to be indicative of future operating results.

2.  Summary of Significant Accounting Policies

Revenue Recognition

Under the terms of the leases, the tenants pay monthly operating expense reimbursements to the property owner for certain expenses. Reimbursements from the tenants are recognized as revenue in the period the applicable expenses are incurred. Rental income includes the effect of amortizing the aggregate minimum lease payments over the terms of the leases, which amounted to an increase to rental income of approximately $383,000 and $533,000 over the rent payments received in cash for the nine months ended September 30, 2014 and the year ended December 31, 2013, respectively.

The following table lists a tenant whose annualized rental income on a straight-line basis represented greater than 10% of total annualized rental income on a straight-line basis for all tenants of West End as of September 30, 2014 and December 31, 2013:

Tenant	September 30, 2014	December 31, 2013
ShowPlace ICON Theatre	24.8%	26.6%
Cub Foods	16.0%	17.1%

The termination, delinquency or non-renewal of these leases may have a material adverse effect on revenues. No other tenant represents 10% or greater of annualized rental income on a straight-line basis as of September 30, 2014 or December 31, 2013.

Use of Estimates

The preparation of the Historical Summary in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates used in the preparation of the Historical Summary.

THE SHOPS AT WEST END

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
(References to amounts for the nine months ended September 30, 2014 are unaudited)

3. Future Minimum Lease Payments

At September 30, 2014, The Shops at West End's future minimum lease payments are as follows (in thousands):

October 1, 2014 to December 31, 2014	$1,840
2015	8,496
2016	8,810
2017	8,675
2018	8,264
2019 and thereafter	60,109
Total	$96,194

4. Subsequent Events

The Company has evaluated subsequent events through March 11, 2015, the date upon which this Historical Summary has been issued, and has determined that there have not been any events that have occurred that would require adjustments to the disclosures in the Historical Summary.

AMERICAN REALTY CAPITAL - RETAIL CENTERS OF AMERICA, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2014

The following Unaudited Pro Forma Consolidated Balance Sheet is presented as if American Realty Capital - Retail Centers of America, Inc. (the "Company") had acquired The Shops at West End as of September 30, 2014. This financial statement should be read in conjunction with the Unaudited Pro Forma Consolidated Statements of Operations and the Company's historical financial statements and notes thereto in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2014. The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Company acquired The Shops at West End as of September 30, 2014, nor does it purport to present the future financial position of the Company.

(In thousands)	American Realty Capital - Retail Centers of America, Inc. (1)	The Shops at West End (2)	Pro Forma American Realty Capital - Retail Centers of America, Inc.
ASSETS
Real estate investments, at cost:
Land	$107,122	$12,799	$119,921
Buildings, fixtures and improvements	237,623	76,727	314,350
Acquired intangible lease assets	47,409	33,344	80,753
Total real estate investments, at cost	392,154	122,870	515,024
Less: accumulated depreciation and amortization	(14,839)	—	(14,839)
Total real estate investments, net	377,315	122,870	500,185
Cash and cash equivalents	434,057	(116,618)	317,439
Restricted cash	3,854	—	3,854
Prepaid expenses and other assets	12,915	56	12,971
Deferred financing costs, net	4,629	—	4,629
Land held for sale	1,473	—	1,473
Total assets	$834,243	$6,308	$840,551
LIABILITIES AND STOCKHOLDERS' EQUITY
Mortgage notes payable	$87,019	$—	$87,019
Mortgage premium, net	301		301
Below-market lease liabilities, net	2,114	8,162	10,276
Derivatives, at fair value	150	—	150
Accounts payable and accrued expenses	8,298	—	8,298
Deferred rent and other liabilities	1,061	72	1,133
Distributions payable	4,170	—	4,170
Total liabilities	103,113	8,234	111,347
Common stock	864	—	864
Additional paid-in capital	765,010	—	765,010
Accumulated other comprehensive loss	(147)	—	(147)
Accumulated deficit	(34,597)	(1,926)	(36,523)
Total stockholders' equity (deficit)	731,130	(1,926)	729,204
Total liabilities and stockholders' equity	$834,243	$6,308	$840,551

AMERICAN REALTY CAPITAL - RETAIL CENTERS OF AMERICA, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2014:

(1)	Reflects the Company's historical unaudited Balance Sheet as of September 30, 2014, as previously filed.

(2)	Reflects the acquisition of West End. The purchase price, excluding related expenses, was $117.1 million.

The Company allocates the purchase price of acquired properties to tangible and identifiable intangible assets acquired based on their respective fair values. Tangible assets include land, land improvements, buildings, fixtures and tenant improvements on an as-if vacant basis. The fair value of the tangible assets of an acquired property with an in-place operating lease is determined by valuing the property as if it were vacant, and the “as-if-vacant” value is then allocated to the tangible assets based on the fair value of the tangible assets. The fair value of in-place leases is determined by considering estimates of carrying costs during the expected lease-up periods, current market conditions, as well as costs to execute similar leases. The fair value of above- or below-market leases is recorded based on the present value of the difference between the contractual amount to be paid pursuant to the in-place lease and the Company’s estimate of the fair market lease rate for the corresponding in-place lease, measured over the remaining term of the lease.

In making estimates of fair values for purposes of allocating purchase price, the Company utilizes a number of sources, including real estate valuations, prepared by independent valuation firms. The Company also considers information and other factors including market conditions, the industry that the tenant operates in, characteristics of the real estate, i.e. location, size, demographics, value and comparative rental rates, tenant credit profile, store profitability and the importance of the location of the real estate to the operations of the tenant’s business.
The Company is required to make subjective assessments as to the useful lives of the components of the Company’s real estate investments for purposes of determining the amount of depreciation to record on an annual basis. These assessments have a direct impact on the Company’s net income because if the Company were to shorten the expected useful lives of the Company’s real estate investments, the Company would depreciate these investments over fewer years, resulting in more depreciation expense and lower net income on an annual basis.
Depreciation is computed using the straight-line method over the estimated useful lives of up to 40 years for buildings, 15 years for land improvements, five years for fixtures and improvements, and the shorter of the useful life or the remaining lease term for tenant improvements and leasehold interests.
Capitalized above-market lease values are amortized as a reduction of rental income over the remaining terms of the respective leases. Capitalized below-market lease values are amortized as an increase to rental income over the remaining terms of the respective leases and expected below-market renewal option periods.
The value of in-place leases, exclusive of the value of above-market and below-market in-place leases, is amortized to expense over the remaining periods of the respective leases.

AMERICAN REALTY CAPITAL - RETAIL CENTERS OF AMERICA, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013 AND THE NINE MONTHS ENDED SEPTEMBER 30, 2014

The following Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2013 and the nine months ended September 30, 2014 are presented as if American Realty Capital - Retail Centers of America, Inc. (the "Company") had acquired The Shops at West End as of the beginning of the first fiscal period presented. These financial statements should be read in conjunction with the Unaudited Pro Forma Consolidated Balance Sheet and the Company's historical financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 2013 and the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2014. The Pro Forma Consolidated Statements of Operations are unaudited and are not necessarily indicative of what the actual results of operations would have been had the Company acquired The Shops at West End as of the beginning of the periods presented, nor do they purport to present the future results of operations of the Company.

 Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2013:

(In thousands)	American Realty Capital - Retail Centers of America, Inc. (1)	The Shops at West End (2)	Pro Forma Adjustments The Shops at West End		Pro Forma American Realty Capital - Retail Centers of America, Inc.
Revenues:
Rental income	$5,406	$8,479	$563	(3)	$14,448
Operating expense reimbursements	1,755	3,318	—		5,073
Total revenues	7,161	11,797	563		19,521
Operating expenses:
Property operating	2,337	5,451	101	(4)	7,889
Acquisition and transaction related	978	—	—		978
General and administrative	457	—	—		457
Depreciation and amortization	5,202	—	6,078	(5)	11,280
Total operating expenses	8,974	5,451	6,179		20,604
Operating (loss) income	(1,813)	6,346	(5,616)		(1,083)
Other expenses:
Interest expense	(2,761)	—	—		(2,761)
Extinguishment of debt	(130)	—	—		(130)
Total other expenses	(2,891)	—	—		(2,891)
Net (loss) income	$(4,704)	$6,346	$(5,616)		$(3,974)

AMERICAN REALTY CAPITAL - RETAIL CENTERS OF AMERICA, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2013 AND THE NINE MONTHS ENDED SEPTEMBER 30, 2014

Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2014:

(In thousands)	American Realty Capital - Retail Centers of America, Inc. (1)	The Shops at West End (2)	Pro Forma Adjustments The Shops at West End		Pro Forma American Realty Capital - Retail Centers of America, Inc.
Revenues:
Rental income	$10,427	$6,385	$332	(3)	$17,144
Operating expense reimbursements	3,405	2,442	—		5,847
Total revenues	13,832	8,827	332		22,991
Operating expenses:
Property operating	4,492	4,631	81	(4)	9,204
Acquisition and transaction related	5,271	—	—		5,271
General and administrative	1,180	—	—		1,180
Depreciation and amortization	8,692	—	4,266	(5)	12,958
Total operating expenses	19,635	4,631	4,347		28,613
Operating (loss) income	(5,803)	4,196	(4,015)		(5,622)
Other expense:
Interest expense	(2,484)	—	—		(2,484)
Loss on disposition of land	(19)	—	—		(19)
Other income	21	—	—		21
Net (loss) income	$(8,285)	$4,196	$(4,015)		$(8,104)

AMERICAN REALTY CAPITAL - RETAIL CENTERS OF AMERICA, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2013 and the nine months ended September 30, 2014.

(1)	Reflects the Company's historical operations for the period indicated as previously filed.

(2)	Reflects the operations of The Shops at West End for the period indicated, excluding acquisition costs.

(3)
Represents adjustments to straight-line rent for lease terms as of the acquisition date and includes the amortization of above-market and below-market lease intangibles over the remaining term of the applicable leases and any below-market lease renewal options.

(4)
Represents a 100 basis point increase in property management fees as a percentage of gross rental receipts. The Company pays a property management fee to its advisor equal to 4.0% of gross rental receipts, while the seller paid the seller’s property manager a property management fee equal to 3.0% of gross rental receipts.

(5)
Represents the estimated depreciation and amortization of real estate investments and intangible lease assets had the property been acquired as of the beginning of each period presented.  Depreciation is computed using the straight-line method over the estimated lives of 40 years for buildings, 15 years for land improvements, five years for fixtures and improvements, and the shorter of the useful life or the remaining lease term for tenant improvements and leasehold interests. Capitalized above-market lease values are amortized as a reduction of rental income over the remaining terms of the respective leases. Capitalized below-market lease values are amortized as an increase to rental income over the remaining terms of the respective leases and expected below-market renewal option periods. The value of in-place leases, exclusive of the value of above-market and below-market in-place leases, is amortized to expense over the remaining periods of the respective leases.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL - RETAIL CENTERS OF AMERICA, INC.

Dated: March 11, 2015	By:	/s/ Patrick J. Goulding
Name: Patrick J. Goulding
Title: Chief Financial Officer and Secretary